EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2002, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 24, 2002	/s/ Allen F. Peat
Allen F. Peat

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2002, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 21, 2002	/s/ Randall L. Peat
Randall L. Peat

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2002, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 25, 2002	/s/ Harry C. Vorys
Harry C. Vorys

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2002, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 2002	/s/ Stephen C. Waterbury
Stephen C. Waterbury

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2002, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 25, 2002	/s/ W. Scott Baker
W. Scott Baker

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2002, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 24, 2002	/s/ Richard J. Holloman
Richard J. Holloman

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2002, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 11, 2002	/s/ Gene Bledsoe
Gene Bledsoe